UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

January 30, 2012

INNOVUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-52991	87-0324697
(Commission File Number	(IRS Employer Identification No.)

80 West Sierra Madre Blvd., #392, Sierra Madre,	CA 91024
(Address of Principal Executive Offices)	(Zip Code)

626-241-2094

(Registrant’s Telephone Number, Including Area Code)

North Horizon, Inc.

2290 East 4500 South, Suite 130, Salt Lake City, Utah 84117

(Former name and Former Address, if changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 30, 2012, Innovus Pharmaceuticals, Inc. dismissed the accounting firm of Pritchett Siler and Hardy, P.C., ("Pritchett") as the Company's independent registered public accounting firm. The dismissal of Pritchett was approved by the Audit Committee of the Board of Directors of the Company.

Pritchett's prior reports for the years ended December 31, 2010 and 2009 had no adverse opinion or disclaimer of opinion and were not modified or qualified as to uncertainty, audit scope or accounting principle, except that their report for the years ended December 31, 2010, and December 31, 2009, contained explanatory language regarding substantial doubt about the Company's ability to continue as a going concern.

For the years ended December 31, 2010, and 2009, and through the date of this current report on Form 8-K (the "Report"), there have been no disagreements with Pritchett on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Pritchett would have caused them to make reference thereto in their reports on the financial statements for such years or during any interim periods through the date of this Report, and there were no reportable events within the meaning set forth in Item 301(a)(1)(v) of Regulation S-K.

A copy of the disclosures contained within this Report are being provided to Pritchett, and the Company requested that Pritchett furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements so that it can be filed with the Commission within ten (10) business days after the filing of this Report.

Engagement of Independent Registered public Accounting Firm

On January 30, 2012, the Company engaged EisnerAmper LLP ("Eisner") as the Registrant’s new independent registered public account firm and the Company's independent auditing firm for the year ended December 31, 2011. The decision to engage Eisner was approved by the Board of Directors of the Company. Prior to Eisner's engagement the Company did not consult with Eisner and receive either written or oral advice from Eisner and that was an important factor considered by the Company in its decision as to application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements. In addition, the Company has not consulted with Eisner concerning any matter that was the subject of a disagreement or a reportable event, each as described in Item 304 (a)(1)(iv) and Item 304 (a)(1)(v) of Regulation S-K.

ITEM 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)	Not Applicable.

b)	Not Applicable.

c)	Exhibits
No. Exhibits

16.1 Letter from Pritchett, Siler and Hardy, P.C., dated February 1, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 1, 2012.
By:	/s/ Vivian Liu
Name:	Vivian Liu
Title:	President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Pritchett, Siler and Hardy, P.C., dated February 1, 2012, to the Securities and Exchange Commission regarding information included in this Form 8-K